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                          ESC STRATEGIC GROWTH FUND
                                a portfolio of
                          ESC STRATEGIC FUNDS, INC.
                      SUPPLEMENT DATED FEBRUARY 10, 1997
                    TO PROSPECTUS DATED DECEMBER 10, 1996



        This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

        Effective immediately, the full amount of any sales charges applicable on sales of Class A shares and Class D shares of ESC Strategic Growth Fund will be reallowed to dealers. Please note that the staff of the Securities and Exchange Commission has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.